SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                October 11, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                        Capital One Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-13300                 54-1719854
    -----------------------      ----------------       -------------------
    (State of incorporation      (Commission File          (IRS Employer
        or organization)             Number             Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                       22042
----------------------                                     ---------
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (703) 205-1000

Item 5.  Other Events.
         ------------

         (a)      See attached press release.


         (b)      Cautionary Factors

         The attached press release contains forward-looking statements which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, the following: continued intense competition from numerous providers of products and services which compete with the Company's businesses; with respect to financial and other products, changes in the Company's aggregate accounts or consumer loan balances and the growth rate thereof, including changes resulting from factors such as shifting product mix, amount of actual marketing expenses made by the Company and attrition of accounts and loan balances; an increase in credit losses (including increases due to a worsening of general economic conditions); the ability of the Company to continue to securitize its credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund its operations and future growth; difficulties or delays in the development, production, testing and marketing of new products or services; losses associated with new products or services or expansion internationally; financial, legal, regulatory or other difficulties that may affect investment in, or the overall performance of, a product or business, including changes in existing laws to regulate further the credit card and consumer loan industry and the financial services industry, in general (including the flexibility of financial services companies to obtain, use and share consumer data); the amount of, and rate of growth in, the Company's expenses (including salaries and associate benefits and marketing expenses) as the Company's business develops or changes or as it expands into new market areas; the availability of capital necessary to fund the Company's new businesses; the ability of the Company to build the operational and organizational infrastructure necessary to engage in new businesses or to expand internationally; the ability of the Company to recruit experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in the Company's SEC reports, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 1999 (Part I, Item 1, Risk Factors).



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

        99.1.     Press Release of the Company dated October 11, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

                                       CAPITAL ONE FINANCIAL CORPORATION

         Dated: October 11, 2000       By:/s/ John G. Finneran, Jr.
                                          -------------------------------------
                                          John G. Finneran, Jr.
                                          Senior Vice President, General Counsel
                                          and Corporate Secretary

                                  EXHIBIT INDEX





         99.1     Press Release of the Company dated October 11, 2000.

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE:    Contact: Paul Paquin                  Tatiana Stead
---------------------              V.P., Investor Relations     Media Relations
October 11, 2000                   (703) 205-1039               (703) 205-1070


                Capital One Reports Record Third Quarter Earnings

Falls Church, Va. (October 11, 2000) -- Capital One Financial Corporation (NYSE:
COF) today announced record third quarter 2000 earnings of $0.58 per share, or $122.1 million, versus earnings of $0.45 per share, or $95.4 million, for the comparable period in the prior year, an increase of 29 percent.

         "This year continues to be a banner year for Capital One, as our disciplined marketing strategies and investments are creating great value for our customers. This quarter we posted our thirteenth consecutive quarter of record earnings, and we are on track to deliver 30 percent earnings growth for the year," said Richard D. Fairbank, Capital One's Chairman and Chief Executive Officer. Fairbank cited the risk-adjusted margin, which reached an all time record of 17.24 percent, up from the previous record of 17.03 percent set last quarter, as a key measurement of Capital One's success.

         During the third quarter, Capital One added 2.3 million net new accounts, bringing total accounts to 29.4 million. For the quarter, Capital One's managed consumer loan balances increased by $2.3 billion to $24.2 billion. On the Internet, on line account originations and on line account servicing increased to 760 thousand and 1.2 million, respectively, as of the end of the third quarter.

         "Our robust growth reflects our ability to bring empowering financial solutions to our more than 29 million customers, while delivering unique products and services to meet their individual needs," said Nigel W. Morris, Capital One's President and Chief Operating Officer. "Our ability to deliver the right product to the right customer allowed us to add more than 25,000 net new customers a day and grow our managed loans during the quarter by an annualized rate of more than 40 percent."

         Contributing to the strong account and managed loan growth during the quarter was an increase in marketing expense to a record $233 million compared to $212 million in the second quarter of 2000 and $175 million in the comparable period of the prior year.

         The managed net charge-off ratio remained under four percent for the seventh straight quarter and was 3.80 percent for the three months ended September 30, 2000. In addition, the Company added $50 million to the allowance for loan losses during the third quarter of 2000, increasing the allowance to $457 million, or 3.71 percent of reported consumer loans, as of September 30, 2000.

         Headquartered in Falls Church, Virginia, Capital One Financial Corporation (www.CapitalOne.com) is a holding company whose principal subsidiaries, Capital One Bank and Capital One, F.S.B., offer consumer lending products. Capital One's subsidiaries collectively had 29.4 million customers and $24.2 billion in managed loans outstanding as of September 30, 2000. Capital One is one of the major financial service providers on the Internet, with on-line account decisioning, real-time account numbering, on-line retail deposits and a growing number of customers serviced on-line. Capital One is a FORTUNE 500 company that trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 index.
                                       ###

                                  CAPITAL ONE FINANCIAL CORPORATION (COF)
                                     FINANCIAL & STATISTICAL SUMMARY


(in millions, except per share data            2000          2000          2000          1999          1999
and as noted                                    Q3            Q2            Q1            Q4            Q3
---------------------------------------------------------------------------------------------------------------
Earnings (Managed Basis)
Net Interest Income                         $   665.1     $   614.4     $   618.9     $   574.8     $   558.9
Non-Interest Income                             619.9         554.4         489.3         473.6         438.6
                                            -------------------------------------------------------------------
Total Revenue                                 1,285.0       1,168.8       1,108.2       1,048.4         997.5
Provision for Loan Losses                       269.0         245.0         226.1         218.0         214.3
Marketing Expenses                              233.2         211.6         201.9         202.4         175.2
Operating Expenses                              585.8         530.7         508.0         478.8         454.3
                                            -------------------------------------------------------------------
Income Before Taxes                             197.0         181.5         172.1         149.2         153.8
Tax Rate                                         38.0 %        38.0 %        38.0 %        34.4 %        38.0 %
Net Income                                  $   122.1     $   112.5     $   106.7     $    97.9     $    95.4
---------------------------------------------------------------------------------------------------------------
Common Share Statistics
Basic EPS                                   $    0.62     $    0.57     $    0.54     $    0.50     $    0.48
Diluted EPS                                 $    0.58     $    0.54     $    0.51     $    0.47     $    0.45
Dividends Per Share                         $    0.03     $    0.03     $    0.03     $    0.03     $    0.03
Book Value Per Share (period end)           $    9.02     $    8.39     $    7.93     $    7.69     $    7.29
Stock Price Per Share (period end)          $   70.06     $   44.63     $   47.94     $   48.19     $   39.00
Total Market Capitalization (period end)    $13,783.1     $ 8,747.4     $ 9,376.5     $ 9,495.2     $ 7,686.9
Shares Outstanding (period end)                 196.7         196.0         195.6         197.0         197.1
Shares Used to Compute Basic EPS                196.3         196.0         196.6         197.3         197.4
Shares Used to Compute Diluted EPS              210.1         208.6         208.7         210.3         210.1
---------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period avg.)
Average Loans                               $  23,020     $  20,915     $  20,181     $  18,974     $  18,162
Average Earning Assets                      $  24,749     $  22,581     $  22,038     $  21,323     $  20,060
Average Assets                              $  27,015     $  24,567     $  23,497     $  22,714     $  21,563
Average Equity                              $   1,743     $   1,626     $   1,567     $   1,493     $   1,461
Net Interest Margin                             10.75 %       10.88 %       11.23 %       10.78 %       11.14 %
Risk Adjusted Margin (1)                        17.24 %       17.03 %       16.57 %       16.24 %       16.38 %
Return on Average Assets (ROA)                   1.81 %        1.83 %        1.82 %        1.72 %        1.77 %
Return on Average Equity (ROE)                  28.02 %       27.68 %       27.24 %       26.22 %       26.12 %
Net Charge-Off Rate                              3.80 %        3.97 %        3.87 %        3.86 %        3.88 %
Net Charge-Offs                             $   218.4     $   207.6     $   195.3     $   182.9     $   176.0
Cost Per Account (in dollars)               $   82.84     $   80.97     $   82.93     $   85.98     $   90.72
---------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period end)
Reported Loans                              $  12,331     $  11,383     $   9,449     $   9,914     $   8,286
Securitized Loans                              11,821        10,500        10,850        10,323        10,231
                                            -------------------------------------------------------------------
Total Loans                                 $  24,152     $  21,883     $  20,299     $  20,237     $  18,517
Delinquency Rate (30+ days)                      5.32 %        5.35 %        5.26 %        5.23 %        5.06 %
Number of Accounts (000's)                     29,437        27,133        25,302        23,705        20,845
Total Assets                                $  28,185     $  25,610     $  23,361     $  23,638     $  21,577
Capital, Including Preferred Interests      $ 1,873.8     $ 1,743.9     $ 1,649.3     $ 1,613.7     $ 1,535.3
Capital to Managed Assets Ratio                  6.65 %        6.81 %        7.06 %        6.83 %        7.12 %
---------------------------------------------------------------------------------------------------------------

(1) Risk adjusted  margin is total revenue less net charge-offs as a percentage of average earning assets.

CAPITAL ONE FINANCIAL CORPORATION
Consolidated Balance Sheets
(in thousands)(unaudited)


                                                    Sept 30        June 30        Sept 30
                                                      2000           2000           1999
                                                  ------------   ------------   ------------
Assets:
Cash and due from banks                           $    81,403    $   100,999    $    59,934
Federal funds sold and resale agreements               12,688         10,000
Interest-bearing deposits at other banks              128,377         78,226         53,493
                                                  ------------   ------------   ------------
    Cash and cash equivalents                         222,468        189,225        113,427
Securities available for sale                       1,652,330      1,507,770      1,708,609
Consumer loans                                     12,331,088     11,382,780      8,286,210
    Less:  Allowance for loan losses                 (457,000)      (407,000)      (306,000)
                                                  ------------   ------------   ------------
Net loans                                          11,874,088     10,975,780      7,980,210
Premises and equipment, net                           560,974        545,262        429,504
Interest receivable                                    93,817         51,799         65,350
Accounts receivable from securitizations            1,403,377      1,302,424        614,962
Other                                                 571,771        554,631        460,847
                                                  ------------   ------------   ------------
    Total assets                                  $16,378,825    $15,126,891    $11,372,909
                                                  ============   ============   ============


Liabilities:
Interest-bearing deposits                         $ 6,323,924    $ 5,288,927    $ 3,576,400
Other borrowings                                    2,820,533      2,773,050      1,016,868
Senior notes                                        4,119,101      4,176,394      4,328,237
Interest payable                                      109,842         96,493         87,688
Other                                               1,230,037      1,146,451        926,535
                                                  ------------   ------------   ------------
    Total liabilities                              14,603,437     13,481,315      9,935,728

Stockholders' Equity:
Common stock                                            1,997          1,997          1,997
Paid-in capital, net                                  559,595        578,915        625,771
Retained earnings and cumulative
  other comprehensive income                        1,322,744      1,197,370        897,353
    Less:  Treasury stock, at cost                   (108,948)      (132,706)       (87,940)
                                                  ------------   ------------   ------------
    Total stockholders' equity                      1,775,388      1,645,576      1,437,181
                                                  ------------   ------------   ------------
    Total liabilities and stockholders' equity    $16,378,825    $15,126,891    $11,372,909
                                                  ============   ============   ============



CAPITAL ONE FINANCIAL CORPORATION
Consolidated Statements of Income
(in thousands, except per share data)(unaudited)



                                                        Three Months  Ended              Nine Months Ended
                                                Sept 30     June 30       Sept 30      Sept 30      Sept 30
                                                   2000        2000          1999         2000         1999
                                               ----------   ----------   ----------   ----------   ----------
Interest Income:
Consumer loans, including fees                 $  606,872   $  511,886   $  386,727   $1,607,695   $1,064,987
Securities available for sale                      23,367       22,845       24,256       70,946       74,001
Other                                               1,474        1,776        1,053        5,026        3,892
                                               ----------   ----------   ----------   ----------   ----------
    Total interest income                         631,713      536,507      412,036    1,683,667    1,142,880

Interest Expense:
Deposits                                           90,197       63,619       38,003      205,936       88,383
Other borrowings                                   55,967       46,914       20,824      144,335       67,572
Senior notes                                       72,679       62,016       76,980      203,071      230,129
                                               ----------   ----------   ----------   ----------   ----------
    Total interest expense                        218,843      172,549      135,807      553,342      386,084
                                               ----------   ----------   ----------   ----------   ----------
Net interest income                               412,870      363,958      276,229    1,130,325      756,796
Provision for loan losses                         193,409      151,010      114,061      470,944      262,948
                                               ----------   ----------   ----------   ----------   ----------
Net interest income after provision
 for loan losses                                  219,461      212,948      162,168      659,381      493,848

Non-Interest Income:
Servicing and securitizations                     307,343      282,640      311,217      860,741      876,777
Service charges and other fees                    424,087      374,706      275,900    1,140,025      743,227
Interchange                                        65,039       53,461       33,946      161,570       97,732
                                               ----------   ----------   ----------   ----------   ----------
    Total non-interest income                     796,469      710,807      621,063    2,162,336    1,717,736

Non-Interest Expense:
Salaries and associate benefits                   264,171      236,618      199,048      735,625      572,703
Marketing                                         233,188      211,560      175,163      646,686      529,493
Communications and data processing                 78,064       72,933       68,755      221,819      189,305
Supplies and equipment                             66,325       58,167       48,076      176,766      127,083
Occupancy                                          30,721       27,250       19,117       83,263       49,412
Other                                             146,488      135,736      119,262      406,982      315,815
                                               ----------   ----------   ----------   ----------   ----------
    Total non-interest expense                    818,957      742,264      629,421    2,271,141    1,783,811
                                               ----------   ----------   ----------   ----------   ----------
Income before income taxes                        196,973      181,491      153,810      550,576      427,773
Income taxes                                       74,850       68,966       58,448      209,219      162,554
                                               ----------   ----------   ----------   ----------   ----------
Net income                                     $  122,123   $  112,525   $   95,362   $  341,357   $  265,219
                                               ==========   ==========   ==========   ==========   ==========

Basic earnings per share                       $     0.62   $     0.57   $     0.48   $     1.73   $     1.34
                                               ==========   ==========   ==========   ==========   ==========
Diluted earnings per share                     $     0.58   $     0.54   $     0.45   $     1.63   $     1.26
                                               ==========   ==========   ==========   ==========   ==========
Dividends paid per share                       $     0.03   $     0.03   $     0.03   $     0.08   $     0.08
                                               ==========   ==========   ==========   ==========   ==========




CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates
(dollars in thousands)(unaudited)


Managed (1)                                      Quarter Ended 9/30/00              Quarter Ended 6/30/00
                                           --------------------------------   --------------------------------
                                             Average      Income/   Yield/      Average      Income/   Yield/
                                             Balance      Expense    Rate       Balance      Expense   Rate
                                             -------      -------   ------      -------      -------   ------
Earning assets:
   Consumer loans                          $23,020,158  $1,039,473  18.06 %   $20,915,125  $  937,935  17.94 %
   Securities available for sale             1,557,088      23,367   6.00       1,519,369      22,845   6.01
   Other                                       171,881       1,474   3.43         146,760       1,776   4.84
                                           --------------------------------   --------------------------------
Total earning assets                       $24,749,127  $1,064,314  17.20 %   $22,581,254  $  962,556  17.05 %
                                           =======================            =======================

Interest-bearing liabilities:
   Deposits                                $ 5,787,748  $   90,197   6.23 %   $ 4,495,242  $   63,619   5.66 %
   Other borrowings                          3,084,407      55,967   7.26       2,687,569      46,914   6.98
   Senior notes                              4,139,665      72,679   7.02       3,659,603      62,016   6.78
   Securitization liability                 10,908,397     180,412   6.62      10,870,733     175,655   6.46
                                           --------------------------------   --------------------------------
Total interest-bearing liabilities         $23,920,217  $  399,255   6.68 %   $21,713,147  $  348,204   6.41 %
                                           =======================            =======================
                                                                    -------                            -------
Net interest spread                                                 10.52 %                            10.64 %
                                                                    =======                            =======

Interest income to average earning assets                           17.20 %                            17.05 %
Interest expense to average earning assets                           6.45                               6.17
                                                                    -------                            -------
Net interest margin                                                 10.75 %                            10.88 %
                                                                    =======                            =======


(1) The information in this table reflects the adjustment to add back the effect of securitized loans.

CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates
(dollars in thousands)(unaudited)  (continued)


Managed (1)                                      Quarter Ended 9/30/99
                                           --------------------------------
                                             Average      Income/    Yield/
                                             Balance      Expense    Rate
                                             -------      -------   -----
Earning assets:
   Consumer loans                          $18,161,975  $  813,643  17.92 %
   Securities available for sale             1,683,839      24,256   5.76
   Other                                       213,784         845   1.58
                                           --------------------------------
Total earning assets                       $20,059,598  $  838,744  16.72 %
                                           =======================

Interest-bearing liabilities:
   Deposits                                $ 3,001,711  $   38,003   5.06 %
   Other borrowings                          1,333,434      20,824   6.25
   Senior notes                              4,494,440      76,980   6.85
   Securitization liability                 10,343,724     144,048   5.57
                                           --------------------------------
Total interest-bearing liabilities         $19,173,309  $  279,855   5.84 %
                                           =======================
                                                                    -------
Net interest spread                                                 10.88 %
                                                                    =======

Interest income to average earning assets                           16.72 %
Interest expense to average earning assets                           5.58
                                                                    -------
Net interest margin                                                 11.14 %
                                                                    =======


(1) The information in this table reflects the adjustment to add back the effect of securitized loans.